Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2018 TWD ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 15,112,545	$ 493,713	$ 15,138,993
Total assets	$ 33,133,718	$ 1,082,448	$ 33,259,942
Liabilities to assets ratio	45.61%	45.61%	45.52%